SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2007
                                                        -----------------


                            Northfield Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       United States                 1-33732                    42-1572539
----------------------------   ---------------------         ----------------
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)



     1410 St. Georges Avenue, Avenel, New Jersey                   07001
     -------------------------------------------                ----------
      (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:  (732) 499-7200
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 8.01      Other Events.
               -------------

         On October 17, 2007, Northfield Bancorp, Inc. issued a press release announcing that it expects to close its minority stock offering in early November 2007, subject to the receipt of final regulatory approval from the Office of Thrift Supervision. The press release is filed is Exhibit 99 to this Current Report.

Item 9.01.     Financial Statements and Exhibits.
               ----------------------------------

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Not Applicable.

        (d) Exhibits.

        Exhibit No.                Exhibit

            99                  Press release dated October 17, 2007






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     NORTHFIELD BANCORP, INC.



DATE:  October 18, 2007                     By:      \s\ Steven M. Klein
                                                     ---------------------------
                                                     Steven M. Klein
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                   EXHIBIT 99

                      PRESS RELEASE DATED OCTOBER 17, 2007